SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  February 27, 2009

                             PANGEA PETROLEUM CORP.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Colorado                  0-30503                    76-0635938
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(State or other jurisdiction  (Commission File Number)      (IRS Employer
    of incorporation)                                          ID Number)
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          3600 Gessner, Suite 220, Houston, Texas            77063
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        (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code      (713) 914-9193
                                                    ---------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act   (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.02     TERMINATION  OF  A  MATERIAL  DEFINITIVE  AGREEMENT

     To the extent that it must be reported in this Item, the information included in Item 5.02 of this Current Report on Form 8-K is also incorporated by reference into this Item 1.02.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On February 27, 2009, Pangea Petroleum Corp. (the "Company") received from Thomas Mathew, theretofore a Company director and the Company's Chief Executive Officer and President, a letter stating that Mr. Mathew was resigning from his seat on the Company's Board of Directors and all offices that he held with the Company, and that he was terminating his services agreement with the Company's operating subsidiary. Mr. Mathew stated that his reason for such resignation and termination was the significant accrued remuneration due to him that had not been paid. Subsequent to the receipt of this letter, remaining members of the Company's management conferred with Mr. Mathews and came to believe that Mr. Mathews would remain with the Company notwithstanding his letter. However, during a conversation on April 2, 2009 with remaining members of the Company's management, Mr. Mathews made clear that he viewed his resignation and termination to be effective as of February 27, 2009. The Company intends to work with Mr. Mathews to reach an amiable resolution of the situation, and to continue to have Mr. Mathews's assistance on a limited basis.

     The Company is now conducting a search for a replacement for Mr. Mathew. In the interim, Gregory H. Noble (a Company director and Vice President, and the Company's Treasurer) will serve as interim Chief Executive Officer and President. The Company will not now elect another director to fill Mr. Mathews's seat, but will continue with a four-person Board for the time being.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PANGEA PETROLEUM CORP.



Date:  April 9, 2009                      /s/     Gregory H. Noble
                                          ---------------------------
                                                  Gregory H. Noble,
                                                  Interim President